                                                                   EXHIBIT 10.QQ

                                                               EXECUTION VERSION

                              ASSIGNMENT AGREEMENT


         This ASSIGNMENT AGREEMENT, dated December 20, 2002, (this "Assignment Agreement"), is by and among POWER CONTRACT FINANCE, L.L.C., a Delaware limited liability company ("PCF"), COGEN TECHNOLOGIES NJ VENTURE, a New Jersey general partnership (the "Bayonne Venture"), Tevco/Mission Bayonne Partnership, a Delaware general partnership ("Tevco/Mission"), CPN Bayonne, L.L.C., a Delaware limited liability company ("CPN Bayonne"), EAST COAST POWER Bayonne GP, L.L.C., a Delaware limited liability company ("Bayonne GP"), TM Bayonne, L.L.C., a Delaware limited liability company ("TM Bayonne"), Bergen Point Energy Company, L.L.C., a Delaware limited liability company ("Bergen Point" and, together with the Bayonne Venture, Tevco/Mission, CPN Bayonne, Bayonne GP, and TM Bayonne, the "Bayonne Assignors"), East Coast Power L.L.C., a Delaware limited liability company ("ECP"), Bonneville Pacific Corporation, a Delaware corporation ("BPC"), and Mesquite Investors, L.L.C., a Delaware limited liability company ("Mesquite") (PCF, the Bayonne Assignors, ECP, BPC and Mesquite each individually a "Party" and collectively the "Parties").


                              W I T N E S S E T H:


         WHEREAS, the Bayonne Venture is a party with Jersey Central Power & Light Company, a New Jersey corporation ("JCP&L"), to the Agreement for Purchase of Electric Power, dated October 29, 1985, as amended by the First Amendment thereto, dated September 5, 1986, and the Second Amendment thereto, dated August 15, 1988 (as so amended, the "Original Bayonne PPA"), whereby the Bayonne Venture sells generating capacity and associated energy to JCP&L from the Bayonne Venture's cogeneration facility in Bayonne, New Jersey;

         WHEREAS, the governing body of the Bayonne Venture has adopted resolutions approving the distribution of the Bayonne Venture's entire right, title, and interest in and to the Original Bayonne PPA (the "Bayonne Assigned Interest") to its direct parents, Tevco/Mission, CPN Bayonne, and Bayonne GP (the distributions described in this recital, collectively, the "First Bayonne Distribution");

         WHEREAS, the governing body of Tevco/Mission has adopted resolutions approving the distribution of Tevco/Mission's entire right, title, and interest in and to the Original Bayonne PPA to its direct parents, TM Bayonne and Bergen Point (the distributions described in this recital, collectively, the "Second Bayonne Distribution");

         WHEREAS, the governing body of each of TM Bayonne, Bergen Point, CPN Bayonne, and Bayonne GP has adopted resolutions approving the distribution of TM Bayonne's, Bergen Point's, CPN Bayonne's, and Bayonne GP's, as applicable, entire right, title, and interest in and to the Original Bayonne PPA to its direct parent, ECP (the distributions described in this recital, collectively, the "Third Bayonne Distribution");

         WHEREAS, the governing body of ECP has adopted resolutions approving the transfer of ECP's entire right, title, and interest in and to the Original Bayonne PPA to its direct parents, BPC and Mesquite (the transfer described in this recital, collectively, the "ECP Transfer");

         WHEREAS, BPC and Mesquite have agreed to assume certain debt obligations of ECP that are owed to El Paso Merchant Energy North America Company, a Delaware corporation;

         WHEREAS, the governing body of each of BPC and Mesquite has adopted resolutions approving the contribution of BPC's and Mesquite's, as applicable, entire right, title, and interest in and to the Original Bayonne PPA to its direct subsidiary, PCF (the contributions described in this recital, collectively, the "BPC/Mesquite Contribution");

         WHEREAS, Article 19 of the Original Bayonne PPA permits Bayonne Venture, the seller under the Original Bayonne PPA, to assign its rights and obligations thereunder subsequent to a prior written consent of JCP&L, the buyer under the Original Bayonne PPA (the "Consent"); and

         WHEREAS, in order to give effect to the distributions and contributions approved in the above-described resolutions, the Bayonne Venture desires to assign and convey to PCF, and PCF desires to acquire from the Bayonne Venture, the Bayonne Venture's entire right, title, and interest in and to the Original Bayonne PPA;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for good and valuable consideration, the receipt and substantiality of which are hereby acknowledged, the Parties hereto agree as follows:

         1. EFFECTIVE DATE. This Assignment Agreement, and the assignments, transfers and distributions hereunder, shall be effective as of the earliest date and time ("Effective Date") when all of the following are satisfied: (a) an effective Consent is received by PCF; (b) all of the Conditions Precedent in
Article III, Section B of the Amended and Restated Power Purchase Agreement between JCP&L and PCF dated as of February 27, 2002 have been satisfied or waived with the exception of Art. III(B)(vii), which pertains to the effectiveness of this Assignment Agreement; and (c) PCF delivers to BPC and Mesquite a certification that it has accepted this assignment.

         2. TRANSFER AND ASSUMPTION. From and after the Effective Date, the Bayonne Venture hereby irrevocably grants, conveys, assigns, transfers, and sets over unto PCF all of the Bayonne Venture's rights, title, interest, powers, privileges, remedies, obligations and duties in, to, under and in respect of the Original Bayonne PPA, free and clear of all Encumbrances, which each of the Bayonne Assignors, ECP, BPC, and Mesquite acknowledges and agrees that such assignment is deemed to effect the First Bayonne Distribution, the Second Bayonne Distribution, the Third Bayonne Distribution, the ECP Transfer, and the BPC/Mesquite Contribution, and PCF hereby assumes all of the rights, title, interest, powers, privileges, remedies, obligations and duties of the Bayonne Venture under the Original Bayonne PPA.

         3. REPRESENTATIONS AND WARRANTIES.

         (a) Each of the Bayonne Assignors, ECP, BPC, and Mesquite (each, an "Assigning Party") hereby represents and warrants, as of the date hereof and the Effective Date, to PCF that:

                  (i) it is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization and is in good standing in all jurisdictions where necessary with respect to its business or properties and has all requisite power and authority to conduct its business, to own its properties, and to execute, deliver, and perform its obligations under this Assignment Agreement;

                  (ii) the execution, delivery, and performance by such Assigning Party of this Assignment Agreement have been duly authorized by all necessary action, and do not and will not (A) require any consent or approval of its board of directors, shareholders, partners, members, or any other person or entity that has not been obtained, (B) violate any provision of its organizational documents or any law, rule, regulation, order, writ, judgment, injunction, decree, or award having applicability to it, or (C) result in a breach of or constitute a default or result in any Encumbrance on the Original Bayonne PPA or the Bayonne Assigned Interest, under any agreement relating to the management of its affairs or any indenture or loan or credit agreement or other agreement, lease, or instrument to which it is a party or by which it or its properties may be bound or affected;

                  (iii) this Assignment Agreement has been duly executed and delivered by such Assigning Party and is in full force and effect and constitutes the legal, valid, and binding contractual obligation of such Assigning Party, enforceable against such Assigning Party in accordance with its terms;

                  (iv) no consent, license, approval, or authorization of, or other action by, or any notice or filing with, any Governmental Entity or any other person or entity is necessary in connection with the execution, delivery, and performance by such Assigning Party of this Assignment Agreement, other than those that have been duly obtained and that are currently in full force and effect;

                  (v) there is no pending or, to such Assigning Party's knowledge on the date hereof, threatened, action or proceeding affecting such Assigning Party before any court, governmental agency, regulatory body, or arbitrator that could affect its ability to perform its obligations under, or that purports to affect the legality, validity, or enforceability of, this Assignment Agreement or the Original Bayonne PPA;

                  (vi) to such Assigning Party's knowledge on the date hereof, there exists no event or condition that constitutes a default, or that would, with the giving of notice or lapse of time, or both, constitute a default, under this Assignment Agreement or the Original Bayonne PPA, and, with respect to the Original Bayonne PPA, no Assigning Party has received any notice of termination, cancellation, breach or default thereunder;

                  (vii) such Assigning Party has duly performed, complied with, and fulfilled all covenants, agreements, and conditions contained in this Assignment Agreement required to be performed or complied with by it on or before the date hereof, and this Assignment Agreement, as of the date hereof, is in full force and effect and has not been amended, and none of such Assigning Party's rights under this Assignment Agreement have been waived;

                  (viii) the Assigning Parties have filed or caused to be filed, or will file or cause to be filed, all tax returns required to be filed, with respect to taxes pertaining to the Original Bayonne PPA or the Bayonne Assigned Interest and all taxes shown on such tax returns have been paid, such tax returns are true, accurate and complete in all material respects, and there are no tax liens on the Original Bayonne PPA or the Bayonne Assigned Interest;

                  (ix) immediately prior to the Effective Date, the Original Bayonne PPA is in full force and effect and constitutes the legal, valid, and binding contractual obligation of the parties thereto, enforceable against such parties in accordance with its terms;

                  (x) the Bayonne Assigned Interest constitutes all of the right, title, interest, powers, privileges, remedies, obligations and duties in, to, under and in respect of the Original Bayonne PPA other than those of JCP&L; and

                  (xi) as of the Effective Date PCF will receive, all of the rights and benefits of the Bayonne Venture under the Original Bayonne PPA free and clear of all Encumbrances.

         (b) (i) The Bayonne Venture represents and warrants that, immediately prior to the Effective Date, it has good and marketable title to the Bayonne Assigned Interest, free and clear of all Encumbrances.

             (ii) Each of the Bayonne Assignors, ECP, BPC, and Mesquite represents and warrants that, upon the Effective Date, PCF will acquire good and marketable title to the Bayonne Assigned Interest, free and clear of all Encumbrances.

         (c) PCF represents and warrants that this Assignment Agreement has been duly and validly executed and delivered by PCF and constitutes a valid and binding agreement of PCF, enforceable against PCF in accordance with its terms.

         4. FURTHER REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS. Each of the Bayonne Assignors (other than the Bayonne Venture), ECP, BPC, and Mesquite agrees that it shall not at any time (a) exercise the legal authority (i) to control or direct the control of the seller under the Original Bayonne PPA or
(ii) to make any sales of electric capacity or energy under the Original Bayonne PPA or (b) file the Original Bayonne PPA as a rate filing with the Federal Energy Regulatory Commission.

         5. ADDITIONAL DEFINITIONS. Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Purchase and Sale Agreement dated as of November 5, 2002, among Mesquite, BPC and Morgan Stanley Capital Group Inc.

         6. BINDING EFFECT. This Assignment Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.

         7. GOVERNING LAW. This Assignment Agreement shall be governed by and construed in accordance with the law of the State of New York without giving effect to the principles thereof relating to conflicts of law except Section 5-1401 of the New York General Obligations Law.

         8. FULL FORCE AND EFFECT. Except as provided in this Assignment Agreement, all transactions under the Original Bayonne PPA, as assigned hereunder, shall remain in full force and effect.

         9. ENTIRE AGREEMENT. This Assignment Agreement, including all Schedules, Exhibits and attachments hereto, constitutes the entire agreement and understanding of the Parties with respect to the subject matter hereof and supercedes all oral communications and prior writings with respect hereto and thereto.

         10. COUNTERPARTS. This Assignment Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

         11. AMENDMENTS AND WAIVERS. This Assignment Agreement may be amended or any of its provisions waived only by a written instrument signed by the Parties.

         12. FURTHER ASSURANCES. Each party hereto agrees to execute and deliver such documents and take such other actions as any other party hereto may from time to time reasonably request to further evidence the transactions contemplated hereby.

         13. JURISDICTION. Each party hereto hereby irrevocably and unconditionally:

         (a) submits for itself and its property in any legal action or proceeding relating to this Assignment Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and any appellate courts thereof;

         (b) consents that any such action or proceeding may be brought in such courts and waives (i) any right to trial by jury and (ii) any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

         (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the address of the party to be served set forth opposite such party's name on Schedule 1 hereto or to such other address as may be hereafter notified by the respective Parties hereto;

         (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

         (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 13(e), any special, exemplary, punitive, or consequential damages.

           [The remainder of this page was left blank intentionally.]

         IN WITNESS WHEREOF, the Parties hereto have executed this Assignment Agreement by their duly authorized officers as of the day and year first above written.

                                           COGEN TECHNOLOGIES NJ VENTURE

                                           By EAST COAST POWER BAYONNE GP,
                                              L.L.C.,
                                              its general partner



                                              By
                                                --------------------------------
                                                Name:
                                                Title:



                                           POWER CONTRACT FINANCE, L.L.C.



                                           By
                                             -----------------------------------
                                             Name:
                                             Title:



                                           TEVCO/MISSION BAYONNE
                                           PARTNERSHIP



                                           By
                                             -----------------------------------
                                             Name:
                                             Title:



                                           CPN BAYONNE, L.L.C.



                                           By
                                             -----------------------------------
                                             Name:
                                             Title:

                                           EAST COAST POWER BAYONNE GP, L.L.C.



                                           By
                                             -----------------------------------
                                             Name:
                                             Title:



                                           TM BAYONNE, L.L.C.



                                           By
                                             -----------------------------------
                                             Name:
                                             Title:



                                           BERGEN POINT ENERGY COMPANY, L.L.C.



                                           By
                                             -----------------------------------
                                             Name:
                                             Title:



                                           EAST COAST POWER, L.L.C.



                                           By
                                             -----------------------------------
                                             Name:
                                             Title:



                                           BONNEVILLE PACIFIC CORPORATION



                                           By
                                             -----------------------------------
                                             Name:
                                             Title:

                                           MESQUITE INVESTORS, L.L.C.

                                           By EL PASO CHAPARRAL
                                              MANAGEMENT, L.P.,
                                              its manager



                                              By
                                                --------------------------------
                                                Name:
                                                Title:

                                                                      Schedule 1


                                Notice Addresses

To Bayonne Venture:                                     To Bergen Point:

Cogen Technologies NJ Venture                           Bergen Point Energy Company, L.L.C.
1001 Louisiana Street                                   1001 Louisiana Street
Houston, TX 77002                                       Houston, TX 77002
Attention: General Counsel                              Attention: General Counsel
           JEDI Bayonne GP, L.L.C.


To PCF:                                                 To Tevco/Mission:

Power Contract Finance, L.L.C.                          TEVCO/Mission Bayonne Partnership
1001 Louisiana Street                                   1001 Louisiana Street
Houston, TX 77002                                       Houston, TX 77002
Attention: General Counsel                              Attention: General Counsel
                                                                   TM Bayonne, L.L.C.


To CPN Bayonne:                                         To ECP:

CPN Bayonne, L.L.C.                                     East Coast Power L.L.C.
1001 Louisiana Street                                   1001 Louisiana Street
Houston, TX 77002                                       Houston, TX 77002
Attention: General Counsel                              Attention: General Counsel


To Bayonne GP:                                          To BPC:

East Coast Power Bayonne GP, L.L.C.                     Bonneville Pacific Corporation
1001 Louisiana Street                                   1001 Louisiana Street
Houston, TX 77002                                       Houston, TX 77002
Attention: General Counsel                              Attention: General Counsel


To TM Bayonne:                                          To Mesquite:

TM Bayonne, L.L.C.                                      Mesquite Investors, L.L.C.
1001 Louisiana Street                                   1001 Louisiana Street
Houston, TX 77002                                       Houston, TX 77002
Attention: General Counsel                              Attention: General Counsel